UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:

January 7, 2021

InnSuites Hospitality Trust

(Exact name of registrant as specified in its charter)

Commission File Number: 1-07062

Arizona	33-0361285
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

InnSuites Hospitality Trust
1730 East Northern Ave. #122
Phoenix, AZ 85020
(Address of principal executive offices, including zip code)

 602-944-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest Without par value	IHT	NYSE-American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 1, 2021, the audit practice of Hall & Company Certified Public Accountants and Consultants, Inc. (“Hall”), an independent registered public accounting firm, was combined with Macias Gini & O’Connell (“MGO”) in a transaction pursuant to which Hall combined its operations with MGO, and certain members of Hall joined MGO either as employees or partners of MGO. On January 7, 2021, Hall resigned as auditors of IHT (the “Company”), and with the approval of the Audit Committee of the Company’s Board of Directors, MGO was engaged as the Company’s independent registered public accounting firm.

Prior to engaging MGO, the Company did not consult with MGO regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered by MGO on the Company’s financial statements, and MGO did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Report of Independent Registered Public Accounting Firm of Hall regarding the Company’s financial statements for the fiscal years ended January 31, 2019 and January 31, 2020 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended January 31, 2020 and 2019 and during the interim period from the end of the most recently completed fiscal year through January 7, 2021, the date of resignation, there were no disagreements with Hall on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hall, would have caused Hall to make reference to such disagreement in its report.

The Company provided Hall with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Hall furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated January 7, 2021, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

In 2019, Inn Suites Hospitality Trust (IHT) made a $1 million diversification investment in Unigen Power Inc. (UPI). This high- profit potential business reports that it is generally progressing with (development of its new technology) on budget and on time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

16.1	Letter from Hall & Company Certified Public Accountants and Consultants, Inc. dated January 7, 2021 regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

Date: January 7, 2021	By	/s/ James Wirth
James Wirth, Chief Executive Officer

mgo Certified Public Accountants

January 7, 2021

Audit Committee/Board of Trustees
InnSuites Hospitality Trust
1730 East Northern Ave. #122
Phoenix, AZ 85020

Dear Members:

This engagement letter addendum is to formally acknowledge that Hall & Company ("Hall") has merged. Accordingly, all references to Hall in the engagement letter (the "Letter") between Hall and InnSuites Hospitality Trust (the "Trust"), dated September 1, 2020, have been superseded and now refer to Macias Gini & O'Connell (MGO) consistent with such merger. All other terms and conditions of the Letter remain unchanged.

Sincerely,

Macias Gini & O'Connell LLP

Macias Gini & O'Connell LLP
111 Pacifica, Suite 300
Irvine, CA 92618

Response:

This letter correctly sets forth our understanding.

InnSuites Hospitality Trust

Approved by: ______________________

Title: President

Date: Jan 7, 2021

Approved by: ______________________

Title: ______________________

Date: ______________________

Macias Gini & O'Connell LLP
111 Pacifica, Suite 300
Irvine, CA 92618

www.mgocpa.com

mgo Certified Public Accountants

January 7, 2021

Audit Committee/Board of Trustees
InnSuites Hospitality Trust
1730 East Northern Ave. #122
Phoenix, AZ 85020

Dear Members:

This engagement letter addendum is to formally acknowledge that Hall & Company ("Hall") has merged. Accordingly, all references to Hall in the engagement letter (the "Letter") between Hall and InnSuites Hospitality Trust (the "Trust"), dated September 1, 2020, have been superseded and now refer to Macias Gini & O'Connell (MGO) consistent with such merger. All other terms and conditions of the Letter remain unchanged.

Sincerely,

Macias Gini & O'Connell LLP

Macias Gini & O'Connell LLP
111 Pacifica, Suite 300
Irvine, CA 92618

Response:

This letter correctly sets forth our understanding.

InnSuites Hospitality Trust

Approved by: ______________________

Title: ______________________

Date: ______________________

Approved by: ______________________

Title: Audit committee chair

Date: Jan 7, 2021

Macias Gini & O'Connell LLP
111 Pacifica, Suite 300
Irvine, CA 92618

www.mgocpa.com